Exhibit 99.5

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Cascade Funding, LP - Series 1

1251 Avenue of the Americas, Floor 50

New York, New York 10020

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Cascade Funding, LP - Series 1 (the “Company”) and Goldman Sachs & Co. LLC and Performance Trust Capital Partners, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of home improvement loans in conjunction with the proposed offering of CFMT 2020-GRN1 Issuer Trust, Series 2020-1 Asset-Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures & Findings

On November 13, 2020, representatives of the Company provided us with a home improvement loan listing with respect to 29,671 home improvement loans (the “Home Improvement Loan Listing”). At the instruction of the Company, we randomly selected 155 home improvement loans from the Home Improvement Loan Listing (the “Selected Loans”).

Further, on November 19, 2020, representatives of the Company provided us with a computer generated home improvement loan data file and related record layout (the “Data File”) containing data, as represented to us by the Company, as of the close of business October 31, 2020, with respect to 28,762 home improvement loans (the “Home Improvement Loans”) including 153 of the 155 Selected Loans. The remaining 153 Selected Loans are hereinafter referred to as the “Sample Loans.”

Data File Review Procedures:

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Home Improvement Loans relating to the home improvement loan characteristics (the “Home Improvement Loan Characteristics”) set forth on the Data File and indicated below.

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Deloitte Touche Tohmatsu Limited

Home Improvement Loan Characteristics

1	WAM ID (for informational purposes only)	21	Property State
2	Original Principal Balance	22	DTI
3	Current Principal Balance	23	Stated Monthly Income
4	Current Interest Rate	24	Current Loan Status
5	Step Up Interest Rate	25	Program
6	Origination Date	26	Use of Proceeds
7	Funded Date	27	Pay String
8	Maturity Date	28	Ever Re-Aged
9	Monthly Payment	29	Ever DQ
10	Original Term	30	Hardship Flag
11	Remaining Term	31	Bankruptcy Flag
12	Originator	32	Interest-Only Pre-Amortization Indicator
13	Product Type	33	No-Payment Pre-Amortization Indicator
14	Original IO Period	34	Pre-Amortization Minimum Monthly Payment Basis
15	Remaining IO period	35	Pre-Amortization Minimum Monthly Payment Percent
16	Original Pre-Amortization Period	36	Pre-Amortization Minimum Payment Formula
17	Remaining Pre-Amortization Period	37	Interest Accrual Method
18	Pre-Amortization Period Expiration Date	38	Accrued Interest
19	Origination FICO Score	39	Capitalized Finance Charge Balance
20	Updated FICO Score	40	Next Due Date

We compared Home Improvement Loan Characteristics 2. through 40. to the corresponding information set forth on or derived from electronic home improvement loan files, prepared, created and delivered by the Company, from the Servicer’s servicing system, as of close of business October 31, 2020 (collectively, the “Servicer System File”) and found them to be in agreement.

Sample Loan Review Procedures:

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the sample loan characteristics (the “Sample Loan Characteristics”) set forth on the Data File and indicated below.

Sample Loan Characteristics

1	WAM ID (for informational purpose only)	5	Original Term
2	Step Up Interest Rate	6	Originator
3	Property State	7	Origination Date
4	Original Pre-Amortization Period

We compared Sample Loan Characteristics 2. through 7. to the corresponding information set forth on the “Installment Loan Agreement.”

The results of the foregoing procedures indicated that the Sample Loan Characteristics set forth on the Data File were found to be in agreement with the Installment Loan Agreement, except as indicated in Appendix A. Supplemental information is contained in Appendix B.

The Installment Loan Agreement, the Servicer System File and any other related documents used in support of the Home Improvement Loan Characteristics and Sample Loan Characteristics, as applicable, were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Home Improvement Loans or Sample Loans.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Home Improvement Loans underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Home Improvement Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 24, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 24, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in Property State.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 24, 2020.

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Loan number	Sample Loan Characteristic	Sample Loan Characteristic set forth on the Data File	Sample Loan Characteristic set forth on the Installment Loan Agreement

1	110803859	Property State	FL	SC

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.